SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of report: July 31, 2008
(Date of earliest event reported)

INCENTRA SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-16031	86-0793960
(Commission File No.)	(I.R.S. Employer Identification No.)

1140 Pearl Street
Boulder, Colorado 80302
(Address of principal executive offices; zip code)

(303) 449-8279
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On July 31 2008, we issued a press release announcing our financial results for the second quarter and six months ended June 30, 2008. A copy of the press release is included with this filing as Exhibit 99.1.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

The information included in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ( the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act , except as shall be expressly set forth by specific reference in such a filing

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Number	Document

99.1	Press Release, dated as of July 31, 2008, announcing our 2008 Second Quarter and Six-Month Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Incentra Solutions, Inc.

Date: July 31, 2008	By:	/s/ Anthony DiPaolo

Anthony DiPaolo
Chief Financial Officer

Exhibit Index

Number	Document

99.1	Press Release, dated as of July 31, 2008, announcing our 2008 Second Quarter and Six-Month Results.